UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 6, 2010
                Date of Report (Date of Earliest Event Reported)


                              CASEY CONTAINER CORP
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                        333-140445                20-5619324
(State of Other Jurisdiction of        (Commission             (I.R.S. Employer
Incorporation or Organization)         File Number)          Identification No.)

                  7255 East Alfredo Drive, Scottsdale, AZ 85258
               (Address of Principal Executive Offices) (Zip Code)

                                  602-819-4181
              (Registrant's Telephone Number, including Area Code)

                              SAWADEE VENTURES, INC
             9003 Reseda Boulevard, Suite 205A, Northridge, CA 91324
          (Former Name or Former Address, if Changed Since Last Report)

                            Michael M. Kessler, Esq.
                       3436 American River Drive, Suite 11
                              Sacramento, CA 95864
                          (916) 239-4000 (916) 239-4000
            (Name, Address and Telephone Number of Agent for Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.                      3

Item 9.01 Financial Statements and Exhibits.                               3

SIGNATURES                                                                 3

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
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1st, 2010 the Board of Directors of Casey Container Corp. approved a Product Purchase Agreement, executed on April 1st, 2010, between the Company and Taste of Aruba (US), Inc. As per the Agreement, for the period commencing on April 1, 2010 through December 31, 2015, Taste of Aruba agrees to a Total Minimum Purchase Commitment of Products from Casey Container that equals fifty million dollars ($50,000,000). Casey Container agrees to meet the production requirements as per the Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    Exhibit Number                Description
    --------------                -----------

        10.1              Product Purchase Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CASEY CONTAINER, CORP.


Date: April 6, 2010            By: /s/ James Casey
                                   ----------------------------------------
                               Name:  James Casey
                               Title: President


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